LIMITED WARRANTY DEED
                                  (Project 52)

      ANGELES PARTNERS XIV, a California limited partnership, having an address of c/o Insignia Financial Group, Inc., One Insignia Financial Plaza, P. O. Box 1089, Greenville, South Carolina, for valuable consideration paid, grants, with limited warranty covenants, to MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership, 4000 Miller-Valentine Court, P.O. Box 744, Dayton, Ohio 45401, the following real property:

      Situated in the State of Ohio, County of Greene, and in the Township of Beavercreek, and which is more fully described on Exhibit A attached hereto and made a part hereof.

Prior instrument references: O.R. Vol. 273, p. 174.

      This conveyance is made subject to all legal highways and easements, all restrictions, conditions and covenants of record, all zoning restrictions, and all taxes and assessments not yet payable.

      WITNESS its hand this ______ day of _____________________, 1996.

Signed and acknowledged
in the presence of:                 ANGELES PARTNERS XIV, a California
                                    limited partnership

______________________________      By:  Angeles Realty Corporation II,
                                         General Partner of Angeles Partners XIV
______________________________
(Print Name)                        By:______________________________

______________________________      Its:______________________________

____________________________

(Print Name)

STATE OF SOUTH CAROLINA       )
                              )     SS:
COUNTY OF GREENVILLE          )

      The foregoing deed was acknowledged before me this _____ day of _________, 1996 by _________________________________________, the ___________________ of
Angeles Realty Corporation II, a California corporation and general partner of Angeles Partners XIV, a California limited partnership, on behalf of said corporation and limited partnership, to be its and their voluntary act and deed.

This documents prepared by:         __________________________________
Edward H. Siddens                   Notary Public
Attorney at Law                     ____________________________________
400 National City Center            Commission Expiration Date
Dayton, Ohio 45402                  __________________________________